UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2017

AngioDynamics, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	000-50761	11-3146460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Plaza Drive Latham, New York 12110
(Address of Principal Executive Offices) (Zip Code)

(518) 795-1400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) updates certain information provided in the press release (the “Press Release”) of AngioDynamics, Inc. (“AngioDynamics”) that was attached as Exhibit 99.1 to the Current Report on Form 8-K furnished by AngioDynamics to the Securities and Exchange Commission on July 18, 2017 (the “Original Report”).  Except as set forth below, this Amendment does not otherwise update or change any disclosure contained in the Original Report.

Item 2.02 – Results of Operations and Financial Condition

On July 18, 2017, AngioDynamics, Inc. issued the Press Release announcing financial results for the fiscal fourth quarter and full year ended May 31, 2017.  In August 2017, AngioDynamics came to an agreement in principle with the U.S. federal government to resolve certain previously disclosed legal matters related to Department of Justice subpoenas in fiscal year 2017 (the “Matters”) for approximately $12.5 million.  In the Press Release and the Original Report, AngioDynamics’ financial statements reflected a reserve in the amount of $10.5 million related to the Matters.  Attached hereto as Exhibit 99.2 is the financial information of AngioDynamics for the fiscal fourth quarter and full year ended May 31, 2017 updated to reflect the $12.5 million agreement in principle.  While there is an agreement in principle to settle the Matters, AngioDynamics cannot make assurances whether the parties will agree on the final terms of the settlement.  In such event, the ultimate resolution could result in higher costs for AngioDynamics.

In accordance with U.S. generally accepted accounting principles, AngioDynamics is required to reflect the settlement expense, which is a type 1 subsequent event, in its financial statements for the fiscal fourth quarter and full year ended May 31, 2017 because the settlement is related to legal matters that existed at the balance sheet date of May 31, 2017 and the incurrence of the expense became probable and estimable prior to filing AngioDynamics’ Annual Report on Form 10-K for the fiscal year end May 31, 2017.  As a result, AngioDynamics’ financial results for the fiscal fourth quarter and full year ended May 31, 2017, which were summarized in the Press Release, are being updated as set forth in Exhibit 99.2 attached hereto to reflect the subsequent event.  AngioDynamics has reflected these adjustments in its Annual Report on Form 10-K for May 31, 2017.

The information set forth in this Amendment and the related Exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This report and its attachments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate purchased businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2016 and its quarterly reports on Form 10-Q for the fiscal periods ended August 31, 2016, November 30, 2016 and February 28, 2017. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.

Use of Non-GAAP Measures

Management uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this report and its attachments, AngioDynamics has reported net sales excluding a supply agreement; adjusted EBITDAS; adjusted gross profit; adjusted net income, adjusted earnings per share and free cash flow. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables included with Exhibit 99.2 for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

Item 9.01 – Financial Statements and Exhibits
(d)          Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 18, 2017.*
99.2	Updated Fiscal 2017 Fourth Quarter and Full-Year Financial Results.

* Previously furnished as an exhibit to the Original Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC. (Registrant)

Date: August 4, 2017	By:	/s/ Stephen A. Trowbridge
Name: Stephen A. Trowbridge
Title: Senior Vice President and General Counsel

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release, dated July 18, 2017.*
99.2	Updated Fiscal 2017 Fourth Quarter and Full-Year Financial Results.

* Previously furnished as an exhibit to the Original Report.